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                                                                   EXHIBIT 10.01


                          NETSCREEN TECHNOLOGIES, INC.

         FORM OF RESTATED FOUNDER'S RESTRICTED STOCK PURCHASE AGREEMENT


     THIS FOUNDER'S RESTRICTED STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of this __ day of _______, _____ (the "Effective Date") between NetScreen Technologies, Inc., a Delaware corporation (the "Company"), and ______ ("Founder").

     1.   Purchase of Shares.

          Subject to the terms and conditions of this Agreement, Founder hereby purchases ___________ (_______) shares of the Company's $___ par value Common Stock (the "Shares") from the Company, and the Company hereby sells the Shares to Founder at an aggregate purchase price of _____________ Dollars ($____________) payable in cash.

     2.   Market Standoff.

          Founder agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), Founder shall not sell or otherwise transfer any Shares of other securities of the Company during such period (not to exceed 180 days) following the effective date of a registration statement of the Company filed under the Securities Act as may be requested by the representative of the underwriters; provided, however, that such restriction shall apply only to the first two registration statements of the Company to become effective under the Securities Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of each such period.

     3.   Vesting; Company Right to Repurchase; Acceleration.

          3.1 Vesting. As of the Effective Date, _________of the Shares will be deemed "Vested" and the balance of the Shares will be deemed "Unvested." Although all of the Shares (whether Vested or Unvested) will entitle the Founder to all of the rights accorded to a holder of Common Stock of the Company, those Shares which are Unvested remain subject to repurchase by the Company pursuant to Section 3.2 below. Such Unvested Shares will become Vested on the following schedule: ___________ of the Shares will become Vested six months after the Effective Date; an additional _____________ of the Shares will become Vested one year after the Effective Date; and, thereafter, ______________________ and 2/3 additional Shares will become Vested, on a cumulative basis, on the last day of each month, such that as of _______, all of the Shares will have become Vested.

          3.2 Company Right to Repurchase Unvested Shares. Subject to the acceleration provisions set forth in Section 3.3, in the event that Founder is no longer employed

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or retained by the Company or any of its affiliates as either a director, an officer or an employee, or in any such capacity, for any reason whatsoever (whether due to death, total disability, voluntary resignation, involuntary termination or any other reason, then for a period of 90 days after the date of such event the Company will have an assignable right, but not an obligation, to repurchase any Shares owned by Founder that remain Unvested as of such termination event (after giving effect to any accelerated vesting provided in Section 3.3 below) for a price equal to $0.01 per share, subject to appropriate adjustment for stock splits, stock dividends and combinations; provided that if the Company determines that exercise of its right to repurchase could cause the Company to cease to qualify as a "small business" under Section 1202 of the Internal Revenue Code as to prior or subsequent stock issuances by the Company and if the Company so notifies Founder within such 90-day period, the Company may (a) exercise its right of repurchase set forth in this Section 3 by written notice to Founder at any time within one year after the date on which Founder ceases to serve and provided further, that if the Company so notifies Founder, during the period between the date of receipt of such notice and the earlier of exercise of the Company's right to repurchase and expiration of such one-year period, Founder hereby grants the Chairman of the Board (or in the absence of a Chairman, the Chief Executive Officer) of the Company, with full power of substitution, an irrevocable proxy to vote such shares (or execute a written consent) on all matters submitted to a vote of shareholders or (b) assign all or a portion of its repurchase right pro rata to the Company's three largest shareholders (other than Founder). If the Company (or its assignees) exercises its right of repurchase, Founder shall, if necessary, endorse and deliver to the Company (or its assignees) the stock certificates representing the Shares being repurchased, and the Company (or its assignees) shall pay Founder the total repurchase price in cash upon such delivery. Founder shall cease to have any rights with respect to such repurchased Shares immediately upon receipt of the repurchase price.

          3.3 Acceleration of Vesting upon Certain Events. Notwithstanding the Vesting provisions set forth in Section 3.1 above:

          (a) In the event that Founder's employment with the Company or its affiliates is terminated by the Company without cause, then immediately prior to such event, additional Unvested Shares equal to the greater of (i) the number of Unvested Shares scheduled to become Vested during the succeeding twelve months from the date of termination, and (ii) the number of Unvested Shares scheduled to become Vested on or before October 31, 1999, shall become Vested and the Company will have no right to repurchase such Shares pursuant to Section
3.2 above, and Founder shall be entitled to receive a severance payment of $100,000 payable in equal monthly installments over a twelve-month period commencing with the date of termination. For such purposes, the term "Cause" means (i) the conviction of any felony or (ii) participation in a fraud against the Company which, in the determination of the Company's Board of Directors, adversely affects the Company in a material way. For the above purposes, a termination by the Company without Cause includes a termination of employment by the Founder within 30 days following any of the following events; (x) the assignment of any duties to Founder inconsistent with, or reflecting a materially adverse change in, Founder's position, duties, responsibilities or status with the Company, or the removal of Founder from, such position; or (y) the relocation of the Company's principal executive offices, or relocating Founder's principal place of business, in excess of fifty (50) miles from the Company's executive offices located in Santa Clara, California.

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          (b)  In the event of a Sale of the Company, then 100% of the Shares that are Unvested as of the consummation of such Sale of the Company will become Vested immediately prior to such consummation. For such purposes, the term "Sale of the Company" means any sale, lease or disposition of all or substantially all of the assets of the Company, or any merger or consolidation of the Company with or into any other corporation or corporations or other entity, or any other corporate reorganization where the shareholders of the Company immediately prior to such event do not retain at least 50% of the voting power of and interest in the successor entity, or any transaction or series of related transactions in which more than 50% of the Company's voting power is transferred.

     4.   Right of First Refusal.

          The Shares shall be subject to a right of first refusal by the Company in the event that Founder or any transferee of the Shares proposes to sell, pledge, or otherwise transfer the Shares or any interest in the Shares to any person or entity. Any holder of the Shares desiring to transfer the Shares or any interest in the Shares shall give a written notice to the Company describing the proposed transfer, including the number of Shares proposed to be transferred, the price and terms at which such Shares are proposed to be transferred, and the name and address of the proposed transferee. Unless otherwise agreed by the Company and the holder of such Shares, repurchases by the Company under this Section shall be at the proposed price and terms, including the number of Shares to be repurchased, specified in the notice to the Company. The Company's rights under this Section shall be freely assignable. If the Company fails to exercise its right of first refusal within 30 days from the date on which the Company receives the shareholder's notice, the shareholder may, within the next 90 days, conclude a transfer to the proposed transferee of the exact number of Shares covered by that notice on terms not more favorable to the transferee than those described in the notice. Any subsequent proposed transfer shall again be subject to the Company's right of first refusal. If the Company exercises its right of first refusal, the shareholder shall endorse and deliver to the Company the stock certificates representing the Shares being repurchased and the Company shall promptly pay the shareholder the total repurchase price. The holder of the Shares being repurchased shall cease to have any rights with respect to such Shares immediately upon receipt of the repurchase price. The right of first refusal set forth in this Section shall terminate upon the earlier of (i) consummation of an underwritten public offering of the Company's Common Stock registered under the Securities Act, or
(ii) registration of the Company's Common Stock under the Securities Exchange Act of 1934, as amended.

     5.   Representations and Acknowledgments of Founder.

          Founder hereby represents, warrants, acknowledges, and agrees that:

          (a) Investment. Founder is acquiring the Shares for Founder's own account and not with a view to or for sale in connection with any distribution of the Shares. Founder

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understands that he must bear the economic risk of the investment for an indefinite period of time because the Shares have not been registered under the Securities Act or qualified under the California Corporate Securities Law of 1968 or the securities laws of any other state.

          (b) Investment Experience; Pre-existing Relationship. Founder has (i) a pre-existing personal or business relationship with the Company or one or more of its directors that is of a nature and duration which enable him to be aware of the character, business acumen, and general business and financial circumstances of the Company or the director(s) with whom such relationship exists and (ii) such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the purchase of the Shares.

          (c) Limited Operating History. Founder is aware that the Company has only recently been formed and has conducted only limited business activities to date.

          (d) Speculative Investment. Founder's investment in the Company represented by the Shares is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part; the amount of such investment is within Founder's risk capital means and is not so great in relation to Founder's total financial resources as would jeopardize the personal financial needs of Founder or Founder's family in the event such investment were lost in whole or in part.

          (e) Tax Advice. The Company has made no warranties or representation to Founder with respect to the income tax consequences of the transactions contemplated by this Agreement and Founder is in no manner relying on the Company or its representatives for an assessment of any tax consequences related to ownership, purchase, or disposition of the Shares. Founder shall assume full responsibility for all such consequences and for the preparation and filing of all tax returns and elections which may or must be filed in connection with such Shares.

          (f)  Unregistered Securities.

               (i) Founder must bear the economic risk of investment for an indefinite period of time because the Shares have not be registered under the Securities Act and therefore cannot and will not be sold unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Company has made no agreements, covenants, or undertakings whatsoever to register any of the shares under the Securities Act. The Company has made no representations, warranties, or covenants whatsoever as to whether any exemption from the Securities Act, including without limitation any exemption for limited sales in routine brokers' transactions pursuant to Rule 144 under the Securities Act, will become available and any such exemption pursuant to Rule 144, if available at all, will not be available unless: (x) a public trading market then exists in the Company's Common Stock, (y) adequate information as to the company's financial and other affairs and operations is then available to the public, and (z) all other terms and conditions of Rule 144 have been satisfied. Founder understands that the resale provisions of Rule 701 will not apply until 90 days after the Company becomes subject to the reporting obligations of the Securities Exchange Act of 1934 (typically upon the effective date of a public offering).

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               (ii)  Transfer of the Shares has not been registered or qualified under any applicable state law regulating securities and therefore the Shares cannot and will not be sold unless they are subsequently registered or qualified under any such law or an exemption therefrom is available. The Company has made no agreements, covenants, or undertakings whatsoever to register or qualify any of the Shares under any such law. The Company has made no representations, warranties, or covenants whatsoever as to whether any exemption from any such law will become available.

          (g) Public Trading. The Common Stock is not presently publicly traded, and the Company has made no representation, covenant, or agreement as to whether any such market for the Common Stock will develop.

     6.   Legends.

          Stock certificates evidencing the Shares may bear such restrictive legends as the Company and the Company's counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including without limitation, the following legends:

               "The Securities represented hereby may be subject to a right of repurchase by the Company pursuant to the provisions of the Restricted Stock Purchase Agreement between the Company and the original purchaser of such Securities, should the person initially issued there Securities cease to be employed by and/or render services as a consultant to the Company or any affiliate thereof, and such securities may not be sold or otherwise transferred if such securities are subject to such right or repurchase."

               "The Securities represented hereby are subject to restrictions on transfer for a period of 180 days following the effective date of a registration statement under the Securities Act of 1933, as amended, for an offering of the Company's securities pursuant to the market standoff provisions of the Restricted Stock Purchase Agreement between the Company and the original purchaser of such securities."

               "The Securities represented hereby are subject to a right of first refusal in favor of the Company pursuant to a Restricted Stock Purchase Agreement between the Company and the original purchaser of such Securities, and may not be sold or otherwise transferred except in compliance with the terms of such right of first refusal."

               "The Securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). Such Securities may not be transferred unless a Registration Statement under the Securities Act is in effect as to such transfer or, in the opinion of counsel for the Company, such transfer may be made pursuant to Rule 144 or registration under the Securities Act is otherwise unnecessary in order for such transfer to comply with the Securities Act."

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     7.   Binding Effect.

          Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto.

     8.   Taxes.

          Founder shall execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Election Pursuant to Section 83(b) of the Internal Revenue Code (the "Acknowledgment") attached hereto as Exhibit 8A and a copy of the Election Pursuant to Section 83(b) of the Code, attached hereto as Exhibit 8B, if Founder has indicated in the Acknowledgment his or her decision to make such an election. Founder should consult his tax advisor to determine if there is a comparable election to file in the state of his or her residence and whether such filing is desirable under the circumstances.

     9.   Damages.

          Founder shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of shares which is not in conformity with the provisions of this Agreement.

     10.  Governing Law.

          This Agreement shall be governed by, and construed in accordance with, the laws of the State of California excluding those laws that direct the application of the laws of another jurisdiction.

     11.  Notices.

          All notices and other communications under this Agreement shall be in writing. Unless and until Founder is notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

                          NetScreen Technologies, Inc.
                          350 Oakmead Parkway
                          Sunnyvale, CA  94085
                          Attention: President

Unless and until the Company is notified in writing to the contrary, all notices, communications, and documents intended for Founder and related to this Agreement, if not delivered by hand, shall be mailed to Founder's last known address as shown on the Company's books. Notices and communications shall be mailed by certified mail, return receipt requested, postage prepaid. All

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mailings and deliveries related to this Agreement shall be deemed received only when actually received, if by personal delivery, and two business days after mailing, if by mail.

     12.  Entire Agreement.

          This Restricted Stock Purchase Agreement constitutes the entire agreement of the parties pertaining to the purchase of the Shares by Founder from the Company and the rate at which Unvested Shares become Vested Shares, and supersedes and merges all prior and contemporaneous agreements, representations, and understandings of the parties relating to such subject matter.

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          IN WITNESS WHEREOF, the parties hereto have executed this Founder's
Restricted Stock Purchase Agreement as of the date and year first above written.

                                       NETSCREEN TECHNOLOGIES, INC.



                                       By:
                                           -------------------------------------
                                                      , President
                                           -----------



                                       FOUNDER


                                       -----------------------------------------


          Founder's spouse indicates by the execution of this Agreement his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the shares hereby purchased.

                                Founder's Spouse


                                       This Certificate for the Shares
                                       is to be registered as follows:



                                       -----------------------------------------


                                       -----------------------------------------


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                                   EXHIBIT 8A
                          ACKNOWLEDGMENT AND STATEMENT
                         OF DECISION REGARDING ELECTION
                          PURSUANT TO Section 83(b) OF
                            THE INTERNAL REVENUE CODE

          The undersigned (which term includes the undersigned's spouse), a purchaser of _______________ shares of Common Stock of NetScreen Technologies, Inc., a Delaware corporation (the "Company") and a party to a Restricted Stock Purchase Agreement with the Company (the "Agreement"), hereby states as follows:

     l. The undersigned acknowledges receipt of a copy of the Agreement. The undersigned has carefully reviewed the Agreement.

     2.   The undersigned either [check as applicable]:

          ____   (a)   has consulted, and has been fully advised by, the
                       undersigned's own tax advisor, _______________, whose business address is ___________________________________
                       _______________, regarding the federal, state, and local tax consequences of purchasing shares under the Agreement, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986 (the "Code"), and pursuant to the corresponding provisions, if any, of applicable state laws; or

          ____   (b)   has knowingly chosen not to consult such a tax advisor.

     3. The undersigned hereby states that the undersigned has decided [check as applicable]:

          ____   (a)   to make an election pursuant to Section 83(b) of the Code
                       and is submitting to the Company, together with the undersigned's executed Agreement, an executed form which is attached as Exhibit 8B to the Agreement; or

                 (b) not to make an election pursuant to Section 83(b) of the Code.

     4. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of shares and execution of the Agreement in connection therewith or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

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     5.   The undersigned is also submitting to the Company, together with the
Agreement, an executed original of an election, if any is made, of the undersigned pursuant to provisions of state law corresponding to Section 83(b) of the Code, if any, which are applicable to the undersigned's purchase of shares under the Agreement.

Date:
      ------------------------      -------------------------------------------
                                    Founder

Date:
      ------------------------      -------------------------------------------
                                    [Spouse]



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                    ELECTION PURSUANT TO SECTION 83(b) OF THE
                INTERNAL REVENUE CODE OT INCLUDE IN GROSS INCOME
                   THE EXCESS OVER THE PURCHASE PRICE, IF ANY,
                      OF THE VALUE OF PROPERTY TRANSFERRED
                           IN CONNECTION WITH SERVICES

     The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in the undersigned's gross income for the 1997 taxable year the excess (if any) of the fair market value of the property described below, over the amount the undersigned paid for such property, and supplies herewith the following information in accordance with the Treasury regulations promulgated under Section 83(b):

l. The undersigned's name, address and taxpayer identification (social security) number are:

      Name:
               -----------------------------------------

      Address:
               -----------------------------------------


               -----------------------------------------

      Social Security #:
                        --------------------------------

2. The property with respect to which the election is made consists of _______________ common shares of NetScreen Technologies, Inc., A Delaware corporation (the "Company").

3. The date on which the above property was transferred to the undersigned was ________________, and the taxable year to which this election relates is
     ______.

4. The above property is subject to a right of repurchase by the Company at the initial purchase price, if the undersigned ceases to be an employee of, or a consultant to, the Company or an affiliate of the Company.

5. The fair market value of the above property at the time of transfer (determined without regard to any restrictions other than those which by their terms will never lapse) is $___ per share.

6. The amount paid for the above property by the undersigned was $__ per share.

7. A copy of this election has been furnished to the Company, and a copy will be filed with the income tax return of the undersigned to which this election relates.

Date:
      -----------------------       -----------------------------------
                                    (Signature)

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